EX-32

  SECTION 1350 CERTIFICATION OF SIDNEY B. FOWLDS AND ANTHONY V. FEIMANN

                    SECTION 1350 CERTIFICATION

In connection with the quarterly report of E.T. Corporation ("Company") on Form 10-QSB for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 13, 2004                 /s/  Sidney B. Fowlds
                                       Sidney B. Fowlds, President


Dated: August 13, 2004                 /s/  Anthony V. Feimann
                                       Anthony V. Feimann,
                                       Secretary/Treasurer